THRIVENT VARIABLE LIFE ACCOUNT I

THRIVENT VARIABLE INSURANCE ACCOUNT A

TLIC VARIABLE INSURANCE ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT I

THRIVENT VARIABLE ANNUITY ACCOUNT II

THRIVENT VARIABLE ANNUITY ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT B

TLIC VARIABLE ANNUITY ACCOUNT A

Supplement to the Prospectuses

dated April 30, 2018

1.	Effective April 30, 2019, Thrivent Large Cap Stock Portfolio will change its name to Thrivent Global Stock Portfolio.

2.

Effective April 30, 2019, Thrivent Partner All Cap Portfolio will change its name to Thrivent All Cap Portfolio. FIAM, LLC (“FIAM”) will no longer serve as a subadviser to the Portfolio, which will be managed by the Adviser. As a result, all references in the prospectus to FIAM will be deleted.

3.

Effective April 30, 2019, Thrivent Partner Worldwide Allocation Portfolio will change its name to Thrivent International Allocation Portfolio. Principal Global Investors, LLC (“Principal”) and Aberdeen Asset Managers Limited (“Aberdeen”) will no longer serve as a subadvisers to the Portfolio. Goldman Sachs Asset Management, L.P. will continue to subadvise the Portfolio. Thrivent Financial currently manages a portion of the Portfolio and will also manage the portions managed by Principal and Aberdeen. As a result, all references to Principal and Aberdeen found in the prospectus will be deleted.

The date of this Supplement is February 7, 2019.

Please include this Supplement with your Prospectus.

34737